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SUMMARY PROSPECTUS | March 1, 2010
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SMALL CAP OPPORTUNITIES FUND

CLASS/Ticker: ADMINISTRATOR CLASS Ticker: NVSOX

     Link to Prospectus             Link to Statement of Additional Information
     ------------------             -------------------------------------------
                            Link to Annual Report
                            ---------------------

BEFORE YOU INVEST, YOU MAY WANT TO REVIEW EACH FUND'S PROSPECTUS, WHICH CONTAINS MORE INFORMATION ABOUT EACH FUND AND ITS RISKS. YOU CAN FIND EACH FUND'S PROSPECTUS AND OTHER INFORMATION ABOUT EACH FUND ONLINE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS. YOU CAN ALSO GET INFORMATION AT NO COST BY CALLING 1-800-222-8222, OR BY SENDING AN EMAIL REQUEST TO WFAF@WELLSFARGO.COM THE CURRENT PROSPECTUS ("PROSPECTUS") AND STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MARCH 1, 2010 , ALONG WITH THE REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND EACH FUND'S AUDITED FINANCIAL STATEMENTS INCLUDED IN EACH FUND'S MOST RECENT ANNUAL REPORT DATED OCTOBER 31, 2009, ARE INCORPORATED BY REFERENCE INTO THIS SUMMARY PROSPECTUS. THE FUND'S SAI AND ANNUAL REPORT MAY BE OBTAINED, FREE OF CHARGE, IN THE SAME MANNER AS THE PROSPECTUS.

INVESTMENT OBJECTIVE
The Small Cap Opportunities Fund seeks long-term capital appreciation.

FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.

 SHAREHOLDER FEES (fees paid directly
  from your investments)
  Maximum sales charge (load) imposed               None
  on purchases
  Maximum deferred sales charge (load)              None

               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.85%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.46%
  Acquired Fund Fees and Expenses                 0.03%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.34%
  Fee Waivers                                     0.11%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.23%
  AFTER FEE WAIVER/1/

1 The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that Funds' net operating expenses , excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 1.20%. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.

   1 Year      $           125
   3 Years     $           414
   5 Years     $           724
  10 Years     $         1,603

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PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 68% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of small-capitalization companies which we define as securities of companies with market capitalizations of $3 billion or less. This includes common stocks, securities convertible into common stocks and, subject to special limitations, rights or warrants to subscribe for or purchase common stocks. We also may invest to a limited degree in non-convertible debt securities and preferred stocks. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return. We actively manage a diversified portfolio of securities of companies that we believe can generate above-average earnings growth and reasonable valuations relative to the company's historical position and competitive peer group.We use a bottom-up fundamental researchdriven process in our stock selection. In selecting securities for the Fund,we seek to identify companies that either are rapidly growing (usually with relatively short operating histories) or emerging from a period of dramatic change.These changes may involve a sharp increase in earnings, the hiring of new management or other measures taken to narrow the gap between share price and takeover/asset value.

We may reduce or eliminate exposure to a stock when we identify a more attractive investment opportunity, or when a company's fundamentals change (product failure, change in management, margin compression and/or change to the competitive landscape). We will also consider selling a stock if the stock's price target has been met.

PRINCIPAL INVESTMENT RISKS
COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.

MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

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PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

[GRAPHIC APPEARS HERE]

                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                    ADMINISTRATOR CLASS (Incepted on August 1, 1993)
 2000               2001         2002        2003        2004         2005        2006       2007      2008       2009
30.91%             12.94%       -18.94%     36.89%      25.83%        6.36%      21.79%      11.07%    -32.23%    33.82%

             BEST AND WORST QUARTER
  Best Quarter:       Q2    2009       19.83%
  Worst Quarter:      Q4    2008      -24.06%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                              1 YEAR       5 YEAR       10 YEARS
 ADMINISTRATOR CLASS (Incepted on           33.82%        5.46%         10.42%
  August 1, 1993)
  Returns Before Taxes
 ADMINISTRATOR CLASS (Incepted on           33.82%        3.72%          8.49%
  August 1, 1993)
  Returns After Taxes on Distributions
 ADMINISTRATOR CLASS (Incepted on           21.98%        4.20%          8.38%
  August 1, 1993)
  Returns After Taxes on Distributions
and Sale of Fund Shares
 RUSSELL 2000 (Reg. TM) INDEX               27.17%        0.51%          3.51%
  (reflects no deduction for expenses
  or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC

 SUB-ADVISER           PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Schroder Investment   JENNY B. JONES, Portfolio Manager / 2003
 Management North
 America Inc.

SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING PURCHASE AND SALE OF FUND SHARES TRANSACTION POLICIES
Administrator Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that may charge their customers transaction or other fees.

 INSTITUTIONS PURCHASING FUND SHARES    TO PLACE ORDERS OR REDEEM SHARES
--------------------------------------- -------------------------------------------
 OPENING AN ACCOUNT                     MAIL: WELLS FARGO ADVANTAGE FUNDS
 Institutions which currently have      P.O. Box 8266
  another account with
 WELLS FARGO ADVANTAGE FUNDS may open   Boston, MA 02266-8266
  an account by
 phone or internet. If the institution  INTERNET:www.wellsfargo.com/advantagefunds does not have an
 account, contact your investment       PHONE OR WIRE: 1-800-222-8222 or
  representative.
 FOR MORE INFORMATION                   1-800-368-7550
 See HOW TO BUY SHARES beginning on     IN PERSON: Investor Center
  page 79 of the
 Prospectus                             100 Heritage Reserve
                                        Menomonee Falls,Wisconsin 53051.
                                        CONTACT YOUR INVESTMENT REPRESENTATIVE.

TAX INFORMATION
Any distributions you receive from the Fund may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax advantaged investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

                                                                   0300084/P0084
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